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                                                                   EXHIBIT 10.10

                                      PDT, INC.
                               STOCK COMPENSATION PLAN

                              RESTRICTED SHARE AGREEMENT

    THIS RESTRICTED SHARE AGREEMENT (THE "AGREEMENT") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between PDT, INC., a Delaware corporation, hereinafter called the "COMPANY", and the person whose name is set forth on the signature page hereof, hereinafter called the "HOLDER", who is an officer, key employee, employee director, independent contractor or agent of the Company or one of its subsidiaries, who is responsible for or contributes to the management, growth, or profitability of the business of the Company or one of its subsidiaries.

WHEREAS:

    A. The Board of Directors of the Company (THE "BOARD") adopted on May 17, 1996, with subsequent stockholder approval, the PDT, Inc. 1996 Stock Compensation Plan (THE "PLAN");

    B. The Plan provides for the awarding of restricted shares of the Company's Common Stock, par value $0.01 (THE "STOCK") under the Restricted Share Program ("THE RESTRICTED PROGRAM") by a committee to be appointed by the Board (THE "PLAN ADMINISTRATORS") to officers, key employees, employee directors, independent contractors or agents of the Company or any subsidiary of the Company as the Plan Administrators may determine, subject to terms, conditions or restrictions as the Plan Administrators may deem appropriate, in accordance with the terms and provisions of the Plan; and

    C. The Plan Administrators have awarded, pursuant to the Restricted Plan, a restricted stock award to the Holder conditioned upon the execution of this Agreement by the Company and the Holder setting forth all the terms and conditions applicable to such award as documented herein.

    NOW, THEREFORE, in consideration of the mutual promise and covenant contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

    1.   AWARD OF STOCK.    Under the terms and conditions of the Plan and as
hereinafter set forth, the Company, with the approval and at the direction of the Plan Administrators, hereby awards and transfers to the Holder a restricted stock award on the Date of Grant set forth on the signature page hereof, covering the number of shares of Stock set forth on the signature page hereof (THE "SHARES") subject to the terms, conditions and restrictions set forth in this Agreement. This transfer of the Shares shall constitute a transfer of such property in connection with the Holder's performance of service to the Company, which transfer is intended to constitute a "transfer" for purposes of Section 83 of the Internal Revenue Code (THE "CODE").


    2.   SHARE RESTRICTIONS.    During the period beginning on the Date of
Grant as set forth on the signature page hereof and ending on the End of Restriction set forth on the signature page hereof (THE "RESTRICTION PERIOD"), the Holder's ownership of the Shares shall be subject to a risk of forfeiture (which risk is intended to constitute a "substantial risk of forfeiture" for purposes of Section

                                                    RESTRICTED SHARE AGREEMENT
                                             PDT, INC. STOCK COMPENSATION PLAN
                                                                       Page-1-

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83 of the Code).  The transfer of the Shares shall become nonforfeitable upon the achievement of the service or performance conditions specified on the signature page hereof (THE "PERFORMANCE CONDITIONS") within the Restriction Period. The Holder will be required to pay an amount equal to the aggregate par value of the Shares, which amount will be returned to the Holder in the event the Shares are forfeited.

    3.   ISSUANCE OF SHARES.    The Company shall cause a stock certificate
evidencing the Shares in the name of the Holder, such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted shares, substantially in the following form:

    The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the PDT, Inc. Restricted Share Agreement entered into between the registered owner hereof and PDT, Inc., a copy of which is on file at the offices of PDT, Inc.

    The stock certificate evidencing the Shares shall be held in the custody of the Company until the restrictions thereon shall have lapsed and the Holder shall deliver a stock power, endorsed in blank, relating to the Shares to the Company. At the expiration of the Restriction Period, the Company shall deliver to the Holder any certificates held by the Company representing the Shares with respect to which the applicable Performance Conditions have been satisfied and destroy said stock power.

    The obligation of the Company to deliver the Shares hereunder shall be subject to the condition that, if at any time the Plan Administrators determine in their sole discretion that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Shares or the issuance or purchase of Stock thereunder, the Shares may not be released by the Company in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Plan Administrators.

    4.   RESTRICTED SHARE RIGHTS UPON TERMINATION OF EMPLOYMENT OR SERVICES.
If the Holder terminates employment with or service to the Company or any of its subsidiaries prior to the expiration of the Restriction Period and the applicable Performance Conditions have not been met, the Shares granted to him or her subject to such Restriction Period shall be forfeited by Holder and shall be transferred to the Company. The Plan Administrators may, in their sole discretion, accelerate the lapsing of or waive such restrictions in whole or in part based upon such factors and such circumstances as the Plan Administrators may determine, in their sole discretion, including, but not limited to, the Plan Participant's retirement, death or disability, all changes in the terms of the Restriction Period to be evidenced in the Restricted Share Agreement or an amendment thereto in writing.

    5. STOCKHOLDER RIGHTS. At the discretion of the Plan Administrators, the Holder may have, with respect to the restricted shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. The Plan Administrators may (but are not obligated to) require that any dividends on such shares shall be automatically deferred and reinvested in additional restricted shares subject to the same restrictions as the underlying restricted shares. Certificates for shares of unrestricted stock shall be delivered to the


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Holder promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such restricted shares, all in accordance to the terms of the Restricted Share Agreement.

    6.   CHANGE OF CONTROL.    If a Change of Control (as defined below) occurs
prior to the end of the Restriction Period, then from and after the Acceleration Date (as defined below), the Restriction Period shall lapse, whether or not the Performance Conditions have been met and certificates representing such Shares shall be delivered to the Holder no later than the fifth day following the Acceleration Date.

    As defined herein, "CHANGE OF CONTROL" shall mean the occurrence of any of the following: (i) any "person" or "group" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934, as amended ( the "Exchange Act")), other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total combined voting power represented by the Company's then outstanding voting securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) any Reorganization as defined below; or (iv) the stockholders of the Company adopt a plan of complete liquidation of the Company.

    The term "REORGANIZATION" as used herein shall mean: (i) the approval by the stockholders of the Company of any statutory merger, consolidation or share exchange to which the Company is a party as a result of which the persons who were stockholders of the Company immediately prior to the effective date of such Reorganization shall have beneficial ownership of less than fifty percent (50%) of the total combined voting power in the election of directors of the surviving corporation following the effective date of such Reorganization; or (ii) the approval by stockholders of an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.

    For purposes of this definition of Reorganization, the term "sale or disposition by the Company of all or substantially all of the assets of the Company" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary thereof (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined).
For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of Common Stock of the Company (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Common Stock of the Company shall be determined by multiplying the number of shares of the Company's Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a


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definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Common Stock of the Company for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Common Stock of the Company or by such other method as the Board shall determine is appropriate.

    As defined herein, "ACCELERATION DATE" shall mean the earliest date on which any of the following events shall have first occurred: (i) the acquisition described in clause (i) of the definition of Change of Control above; (ii) the change in the composition of the Board of Directors of the Company described in clause (ii) above; or (iii) the stockholder approval or adoption described in clauses (iii) and (iv) above.

    7.   NONTRANSFERABILITY OF SHARES.    During the Restriction Period the
Holder shall not sell, pledge, assign, transfer in any manner, exchange or otherwise encumber of make subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, the Shares, other than by will or the laws of descent and distribution pursuant to Article I, Section 19 of the Plan and any attempt to do so shall be of no effect.

    8.   COMPLIANCE WITH SECURITIES LAWS.    Upon the lapse of the Restriction
Period, the Shares shall not be delivered to the Holder unless such delivery shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed. As a condition of the delivery of the Shares to the Holder, the Plan Administrators may require the Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares in violation of any state or federal law, rule or regulation, if required by the Company. Further, the Holder shall consent to the imposition of a legend on the Shares and the imposition of stop-transfer instructions restricting their transferability as may be required by the Plan Administrators in their discretion to ensure compliance with such laws.

    9. CONTINUED EMPLOYMENT. Nothing in the Plan or in this Agreement shall confer upon the Holder any right to continued employment by, or service to, the Company or its subsidiaries or limit in any way the right of the Company or its subsidiaries at any time to terminate or alter the terms of that employment or service agreement. In the discretion of the Plan Administrators, the Holder may also be required to agree to non-competition, non-disclosure, non-solicitation or any other terms or provisions not inconsistent with the Plan in consideration of the grant of the Shares.

    10.  WITHHOLDING.    The grant of the Shares are subject to the condition
that if, at any time, the Company shall determine in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such grant of Shares pursuant hereto, then in such event, the grant of the Shares shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. At the Plan Administrators sole and complete discretion, the Company may, from time to time unilaterally withhold or voluntarily accept shares of Stock already issued to the


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Holder and/or stock subject to an Award as defined in the Plan as the source of payment for such liabilities.

    11.  BINDING EFFECT; AMENDMENT.   This Agreement shall be binding upon and
inure to the benefit of the heirs, executors, administrators and successors of the parties hereto. The Agreement may be amended by the Plan Administrators at any time (i) if the Plan Administrators determine, in their sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Shares; or (ii) other than in the circumstances described in clause (i) above, with the written consent of the Holder.

    12.  NOTICES.    All notices, requests, demands and other communications
hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by certified mail, return receipt requested, to the Company's and the Holder's addresses as set forth on the signature page hereof.

    13.  INCORPORATION OF PLAN BY REFERENCE.    This Agreement is granted
pursuant to the terms of the PDT, Inc. 1996 Stock Compensation Plan, the terms of which are incorporated herein by reference and the Agreement shall, in all respects, be interpreted in accordance with the Plan. A copy of the plan has been given to the Holder and the Holder agrees to be bound by the Plan. The Plan Administrators shall interpret and construe the Plan and the Agreement, and their interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. In case of any conflict in the terms of the Plan, or between the Plan and this Agreement, the provisions in the
Article IV of the Plan shall control those in a different Article and the provisions of the Plan shall control those which are inconsistent with this Agreement. All capitalized terms used in this agreement shall have the same meaning as in the Plan.

    14.  CHOICE OF LAW AND VENUE.    This Agreement, the Plan and all related
documents shall be governed by, and construed in accordance with, the laws of the State of California (except to the extent the provisions of Delaware corporate law may be applicable). Acceptance of this Agreement shall be deemed to constitute consent to the jurisdiction and venue of the Superior Court of Santa Barbara County, California and the United States District Court of the Central District of California for all purposes in connection with any suit, action or other proceeding relating to this Agreement, including the enforcement of any rights under the Plan or any agreement or other document, and shall be deemed to constitute consent to any process or notice of motion in connection with such proceeding being served by certified or registered mail or personal service within or without the State of California, provided a reasonable time for appearance is allowed.

    15.  FORCE AND EFFECT.    The various provisions of this Agreement are
severable in their entirety. Any determination of invalidity or unenforcEability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

    16.  ENTIRE AGREEMENT.    This Agreement and the Plan contain the entire
understanding of the parties and except as provided herein and in the Plan, this Agreement shall not be modified or amended except in writing and duly signed by the parties hereto. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.


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    IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Restricted Share Agreement and the Holder has placed his or her signature hereon, effective as of the Date of Grant.


--------------------------------------------------------------------------------
                         RESTRICTED SHARE AGREEMENT: #RS ____
--------------------------------------------------------------------------------

DATE OF GRANT:                         END OF RESTRICTED PERIOD:

-------------------                    --------------------

NUMBER OF RESTRICTED SHARES:           HOLDER:

-------------------                    ----------------------------------------

PERFORMANCE CONDITIONS:

--------------------------------------------------------------------------------


THE "COMPANY"
PDT, INC.

BY: _________________________________________
         GARY S. KLEDZIK, PH.D.
TITLE    C.E.O. & CHAIRMAN

ADDRESS: 7408 HOLLISTER AVENUE
         SANTA BARBARA, CALIFORNIA 93117
         805/685-9880


ACCEPTED AND AGREED TO:

THE "HOLDER"

SIGNATURE:    ___________________________________________

PRINTED NAME:      ______________________________________

ADDRESS:      ___________________________________________

              ___________________________________________

SOCIAL SECURITY #:  _____________________________________


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